Exhibit 10.41

6985 Union Park Center Ste 150

Cottonwood Heights, Utah 84047

NOTICE OF RIGHT TO RECEIVE A COPY OF APPRAISAL

Dated: February 4, 2013

Property: Okuma Multus B400-Wx2000, YOM:2010/06, S/N148243

You have a right to receive a copy of the appraisal report(s) (the “Appraisal”) respecting the Property used in connection with your application for credit. If you would like a copy of the Appraisal you must send a request in writing no later than 90 days after we notify you about the action taken on your credit application or when you withdraw your application.

Acknowledgement

By signing below, you acknowledge that you have received, read and understood this Notice of Right to Receive a Copy of Appraisal.

Meier Leasing, LLC
Meier Management Company, LLC

By:	/s/ Annette D. Meier

Title:	Member

Print Name:	Annette D. Meier

6985 Union Park Center Ste 150

Cottonwood Heights, Utah 84047

STATEMENT OF DOCUMENTS RECEIVED

I, the undersigned acknowledge receipt of the following documents;

➢	Appraisal dated 01/28/2013

Meier Leasing, LLC

Meier Management Company, LLC

/s/ Annette D. Meier

Annette D. Meier

COMMERCIAL PATRIOT ACT DISCLOSURE

In an effort to help the US Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account with our bank. You will be asked for documents and information which are used to assist in validating the identity of each individual listed on the account. This is in accordance with Section 326 of the PATRIOT ACT.

AUTHORIZATION TO OBTAIN CREDIT REPORTS

The undersigned hereby consent(s) to Proficio Bank, the use of non-business consumer credit report on the undersigned in order to further evaluate the credit worthiness of the undersigned as principal, proprietor, and/or guarantor in connection with the extension of business credit as completed by this credit application.

The undersigned hereby authorize(s) Proficio Bank to utilize a consumer credit report on the undersigned from time to time in connection with the extension or continuation of the business credit represented by this credit application. The undersigned individual(s) hereby knowingly consent to the use of such credit reports consistent with the Federal Fair Credit Reporting Act as contain in U.S.C, @ 1681 et seq.

/s/ Annette D. Meier	2/4/13
Signature	Date

Member
Print, Position

Meier Management Company, LLC	26-1820292
Name of Company	Tax Identification Number of Company

2221 N. 3250 W., Vernal, Utah 84078
Address of Company (street address, city, state zip)

CERTIFICATE OF AUTHORITY

The undersigned being the only “Manager” of Meier Leasing, LLC (the “Limited Liability Company”) does hereby certify that:

1.	Attached hereto as Exhibit A is a true and correct copy of the Certificate of Formation of the Limited Liability Company (as amended) effective as of, ____________________ and the same remains in full force and effect as of the date hereof.

2.	Attached hereto as Exhibit B is a true and correct copy of the written Operating Agreement of the Limited Liability Company dated ____________________ (the “Operating Agreement”) and the same is the only such agreement, either written or oral, and the same has not been amended, rescinded, modified or dissolved, and remains in full force and effect as of the date hereof.

3.	The following are all of the Managers of the Limited Liability Company:

Annette D Meier.

4.	The members of the Limited Liability Company have authorized the actions to be taken by the Manager as set forth herein, to the fullest extent required by law and by the terms of the Operating Agreement.

5.	The above named Manager acting on behalf of the Limited Liability Company is authorized and empowered:

To borrow, from time to time, from Proficio Bank (“Bank”), such sum or sums of money as said Managers may deem necessary or advisable for the purpose of this Limited Liability Company, including without limitation, $592,000.00 evidenced by that certain Term Note, dated February 4, 2013, by Meier Leasing, LLC and Meier Management Company, LLC in favor of the Bank in the original principal amount of $592,000.00;

To mortgage, pledge, hypothecate, sell, assign and transfer to Bank and to grant to Bank security interests In, as security for money borrowed and for all other obligations of this Limited Liability Company to Bank, all property of this Limited Liability Company, whether real, personal, or of whatever kind or nature and wherever situated, and whether now owned or hereafter acquired or arising; and

To make, execute, seal, acknowledge and deliver, in the name of this Limited Liability Company, promissory notes, loan agreements, credit agreements, construction loan agreements, financing agreements, security agreements, mortgages, deeds of trust, deeds to secure debt, guaranties, and all other instruments, documents and agreements required by Bank (collectively, the “Loan Documents”) in connection with, or to give effect to, or any of the powers and authority therein granted and to continue, extend, modify or amend the same from time to time, all such Loan Documents to be in such form and on such terms and conditions as any of the said Managers shall, by his, her or their execution and delivery thereof, deem satisfactory; hereby ratifying, approving and confirming all that any of the said Managers has done or may do respecting any of the foregoing.

6.	That all certifications, representations and assertions by the Manager relative to the authority of the Manager to act on behalf of the Limited Liability Company in any dealing or transaction with the Bank shall remain in full force and effect until notice of modification thereof shall be received by Bank and that the Bank may conclusively rely on the signature of such Manager or its authorized representative until notified in writing by the Manager or members of the Limited Liability Company of any change in such Manager.

WITNESS my hand this February 4, 2013.

Manager:

/s/ Annette D Meier
Annette D Meier

Authority Documents - Obligor 1	@ 2013 Medici, a division of Wolters Kluwer Financial Services

EXHIBIT A

Certificate of Formation

(Attach to Certificate of Authority)

2

EXHIBIT B

Operating Agreement

(Attach to Certificate of Authority)

3

CERTIFICATE OF AUTHORITY

The undersigned being the only “Manager” of Meier Management Company, LLC (the “Limited Liability Company”) does hereby certify that:

1.	Attached hereto as Exhibit A is a true and correct copy of the Certificate of Formation of the Limited Liability Company (as amended) effective as of ______________________ and the same remains in full force and effect as of the date hereof.

2.	Attached hereto as Exhibit B is a true and correct copy of the written Operating Agreement of the Limited Liability Company dated ______________________ (the “Operating Agreement”) and the same is the only such agreement, either written or oral, and the same has not been amended, rescinded, modified or dissolved, and remains in full force and effect as of the date hereof.

3.	The following are all of the Managers of the Limited Liability Company:

Annette D Meier.

4.	The members of the Limited Liability Company have authorized the actions to be taken by the Manager as set forth herein, to the fullest extent required by law and by the terms of the Operating Agreement.

5.	The above named Manager acting on behalf of the Limited Liability Company is authorized and empowered:

To borrow, from time to time, from Proficio Bank (“Bank”), such sum or sums of money as said Managers may deem necessary or advisable for the purpose of this Limited Liability Company, including without limitation, $592,000.00 evidenced by that certain Term Note, dated February 4, 2013, by Meier Leasing, LLC and Meier Management Company, LLC in favor of the Bank in the original principal amount of $592,000.00;

To mortgage, pledge, hypothecate, sell, assign and transfer to Bank and to grant to Bank security interests in, as security for money borrowed and for all other obligations of this Limited Liability Company to Bank, all property of this Limited Liability Company, whether real, personal, or of whatever kind or nature and wherever situated, and whether now owned or hereafter acquired or arising; and

To make, execute, seal, acknowledge and deliver, in the name of this Limited Liability Company, promissory notes, loan agreements, credit agreements, construction loan agreements, financing agreements, security agreements, mortgages, deeds of trust, deeds to secure debt, guaranties, and all other instruments, documents and agreements required by Bank (collectively, the “Loan Documents”) in connection with, or to give effect to, or any of the powers and authority therein granted and to continue, extend, modify or amend the same from time to time, all such Loan Documents to be in such form and on such terms and conditions as any of the said Managers shall, by his, her or their execution and delivery thereof, deem satisfactory; hereby ratifying, approving and confirming all that any of the said Managers has done or may do respecting any of the foregoing.

6.	That all certifications, representations and assertions by the Manager relative to the authority of the Manager to act on behalf of the Limited Liability Company in any dealing or transaction with the Bank shall remain in full force and effect until notice of modification thereof shall be received by Bank and that the Bank may conclusively rely on the signature of such Manager or its authorized representative until notified in writing by the Manager or members of the Limited Liability Company of any change in such Manager.

WITNESS my hand this February 4, 2013.

Manager:

/s/ Annette D Meier
Annette D Meier

Authority Documents - Obligor 2	@ 2013 Medici, a division of Wolters Kluwer Financial Services

EXHIBIT A

Certificate of Formation

(Attach to Certificate of Authority)

2

EXHIBIT B

Operating Agreement

(Attach to Certificate of Authority)

3

LANDLORD'S CONSENT AND WAIVER OF LIEN

PREMISES: 2221 N.3250 W. Vernal, ut. 84078

TENANT: Meier Leasing, LLC

FOR VALUABLE CONSIDERATION, the undersigned, being the owner and landlord of the above-described premises, hereby waives any claim against or lien upon the books, records, inventory, equipment and other property of the Tenant and any proceeds therefrom (and replacements, substitutions and additions for or to the foregoing), located at or installed or to be installed in the aforesaid premises in which Proficio Bank (the “Bank”), its successors or assigns, now or hereafter holds a security interest.

The landlord further agrees to interpose no objections to the entry by the Bank, its successors and assigns, upon said premises for the purpose of removing and/or liquidating its collateral in the event of default by the tenant in its obligations to the Bank, provided that (a) the Bank restores any walls, windows, doors, partitions, roofs, floors or other parts of the premises materially damaged by it in the course of removal to their condition at the time of the Bank's entry into possession, (b) the Bank pays the landlord rent on a per diem basis at the same rate as the tenant for the period of its occupancy, such rent to be paid in arrears on the thirtieth (30th) day after the Bank's entry into possession, and (c) the Bank completes such removal and liquidation within ninety (90) days of the Bank's entry into possession. The undersigned agrees that upon the Bank taking possession of the premises that the Bank's only obligation shall be the payment of the aforementioned sums and no amount that may be due to the undersigned from tenant shall in any way be chargeable to the Bank or against the collateral of the Bank.

The landlord represents that a true and correct copy of the lease of said premises is attached hereto and acknowledges that there are currently no uncured defaults on the part of the tenant. The landlord agrees to give the Bank a copy of any notice of default given to the tenant under the lease and of any notice terminating the rights of the tenant thereunder. The landlord agrees that the Bank shall have the right for a period of thirty (30) days after receipt of such notice to either (a) enter into possession for the purpose of removing and liquidating its collateral In accordance with the preceding paragraph, or (b) cure any default which can be cured by the payment or expenditure of money and thereupon to assume all of the obligations and rights of the tenant under the lease in the Bank's discretion for a period of three (3) months or for the unexpired term of the lease, the assumption by the Bank and period of the Bank's tenancy to be set forth in writing to landlord within thirty (30) days of the Bank's entry on the premises. All notices to the Bank shall be in writing, by certified mail or overnight courier at the Bank's address as follows:

Proficio Bank
6985 Union Park Center, Suite 150
Cottonwood Heights, Utah
84047

The acceptance of such rents or other sums from the Bank will not bar the landlord's rights against the tenant under the lease.

SIGNED and SEALED on behalf of the undersigned and the successors and assigns of the undersigned as of February 4, 2013.

Landlord: Meier Properties Series, LLC

By:	/s/ Annette D Meier
Name:
Title: Member

Loan No. TBD

LOAN AGREEMENT

This LOAN AGREEMENT (this “Agreement”) is entered into at Cottonwood Heights, Utah, as of February 4, 2013, between Meier Management Company, LLC, an Utah limited liability company, with its chief executive office located at 2221 N. 3250 W., Vernal, Utah 84078 (the “Borrower”) and Proficio Bank, a State Chartered Commercial Bank, with an address of 6985 Union Park Center, Suite 150, Cottonwood Heights, Utah 84047 (the “Bank”).

FOR VALUE RECEIVED, and in consideration of the granting by the Bank of financial accommodations to or for the benefit of the Borrower, including without limitation respecting the Obligations (as hereinafter defined), the Borrower represents to and agrees with the Bank, as of the date hereof and as of the date of each loan, credit and/or other financial accommodation, as follows:

1.            THE LOAN

1.1                  Loan. Subject to the terms and conditions of this Agreement, the Bank hereby agrees to make a loan to Meier Leasing, LLC and Borrower in the original principal amount of $592,000.00 (the “Loan”). The Loan shall be evidenced by that certain Term Note, of even date herewith (the “Note”) by Meier Leasing, LLC and Borrower in favor of the Bank in the original principal amount of $592,000.00. This Agreement, the Note, and any and all other documents, amendments or renewals executed and delivered in connection with any of the foregoing are collectively hereinafter referred to as the “Loan Documents”.

1.2	Definitions. The following definitions shall apply:

(a)	“Code” shall mean the Utah Uniform Commercial Code, Section 70A-1-101 et.seq. as amended from time to time.

(b)	“Obligation(s)” shall mean, without limitation, all loans, advances, indebtedness, notes, liabilities and amounts, liquidated or unliquidated, owing by the Borrower to the Bank at any time, of each and every kind, nature and description, whether arising under this Agreement or otherwise, and whether secured or unsecured, direct or indirect (that is, whether the same are due directly by the Borrower to the Bank; or are due indirectly by the Borrower to the Bank as endorser, guarantor or other surety, or as borrower of obligations due third persons which have been endorsed or assigned to the Bank, or otherwise), absolute or contingent, due or to become due, now existing or hereafter arising or contracted, including, without limitation, payment when due of all amounts outstanding respecting any of the Loan Documents. Said term shall also include all interest and other charges chargeable to the Borrower or due from the Borrower to the Bank from time to time and all costs and expenses referred to in this Agreement.

(c)	“Person” or “party” shall mean individuals, partnerships, corporations, limited liability companies and all other entities.

All words and terms used in this Agreement other than those specifically defined herein shall have the meanings accorded to them in the Code.

2.            REPRESENTATIONS AND WARRANTIES

2.1                   Organization and Qualification. Borrower is a duly organized and validly existing limited liability company under the laws of the State of its formation, with the exact legal name set forth in the first paragraph of this Agreement. Borrower is in good standing under the laws of said State, has the power to own its property and conduct its business as now conducted and as currently proposed to be conducted, and is duly qualified to do business under the laws of each state where the nature of the business done or property owned requires such qualification.

2.2                   Related Parties. Borrower has no interest in any entities other than those listed on Schedule “A”, if any, and the Borrower has never consolidated, merged or acquired substantially all of the assets of any other entity or person other than those listed on Schedule “B”, if any.

2.3                   Limited Liability Company Records. Borrower's certificate of organization, articles of organization or other charter document and all amendments thereto have been duly filed and are in proper order. All members of the Borrower are properly reflected on all books and records of the Borrower, including but not limited to its operating agreement, minute books, bylaws and books of account, all of which are accurate and up to date and will be so maintained.

2.4                   Title to Properties: Absence of Liens. Borrower has good and clear record and marketable title to all of its properties and assets, and all of its properties and assets are free and clear of all mortgages, liens, pledges, charges, encumbrances and setoffs, except (a) the mortgages, deeds of trust and security interests as set forth on Schedule 2.4, if any, and (b) the leases of personal property as set forth on Schedule 2.4, if any.

2.5                   Places of Business. Borrower's chief executive office is correctly stated in the preamble to this Agreement, and Borrower shall, during the term of this Agreement, keep the Bank currently and accurately informed in writing of each of its other places of business, and shall not change the location of such chief executive office or open or close, move or change any existing or new place of business without giving the Bank at least thirty (30) days prior written notice thereof.

2.6                   Valid Obligations. The execution, delivery and performance of the Loan Documents have been duly authorized by all necessary action and each represents a legal, valid and binding obligation of Borrower and is fully enforceable according to its terms, except as limited by equity or laws relating to the enforcement of creditors' rights.

2.7                   Conflicts. There is no provision in Borrower's organizational or charter documents, if any, or in any indenture, contract or agreement to which Borrower is a party which prohibits, limits or restricts the execution, delivery or performance of the Loan Documents.

2.8                   Governmental Approvals. The execution, delivery and performance of the Loan Documents does not require any approval of or filing with any governmental agency or authority.

2.9                   Litigation, etc. There are no actions, claims or proceedings pending or to the knowledge of Borrower threatened against Borrower which might materially adversely affect the ability of Borrower to conduct its business or to pay or perform the Obligations.

2.10                 Financial Statements. The Borrower has furnished to the Bank one or more financial statements each of which fairly presents the condition of the Borrower at the date thereof and the results of the operations of the Borrower for the period indicated, all in conformity with generally accepted accounting principles, consistently applied.

2.11                 Changes. Since the date of the Financial Statements, there have been no changes in the assets, liabilities, financial condition or business of the Borrower, other than changes in the ordinary course of business, the effect of which have, in the aggregate, been materially adverse.

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2.12                Taxes. The Borrower has filed all Federal, state and other tax returns required to be filed (except for such returns for which current and valid extensions have been filed), and all taxes, assessments and other governmental charges due from the Borrower have been fully paid. The Borrower has established on its books reserves adequate for the payment of all Federal, state and other tax liabilities (if any).

2.13                Use of Proceeds. No portion of any loan is to be used for (i) the purpose of purchasing or carrying any “margin security” or “margin stock” as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. 221 and 224 or (ii) primarily personal, family or household purposes.

3.            AFFIRMATIVE COVENANTS

3.1                  Payments and Performance. Borrower will duly and punctually pay all Obligations becoming due to the Bank and will duly and punctually perform all Obligations on its part to be done or performed under this Agreement.

3.2                  Books and Records; Inspection. Borrower will at all times keep proper books of account in which full, true and correct entries will be made of its transactions in accordance with generally accepted accounting principles, consistently applied and which are, in the opinion of a Certified Public Accountant acceptable to Bank, adequate to determine fairly the financial condition and the results of operations of Borrower. Borrower will at all reasonable times make its books and records available in its offices for inspection, examination and duplication by the Bank and the Bank’s representatives and will permit inspection of all of its properties by the Bank and the Bank's representatives. Borrower will from time to time furnish the Bank with such information and statements as the Bank may request in its sole discretion with respect to the Obligations.

3.3                  Financial Statements. Borrower will furnish to Bank:

(a)	as soon as available to Borrower, but in any event within 120 days after the close of each fiscal year, a full and complete signed copy of financial statements, prepared by certified public accountants acceptable to Bank, on a combined basis with such other entities designated by the Bank, which shall include a balance sheet of the Borrower, as at the end of such year, and statement of profit and loss of the Borrower reflecting the results of its operations during such year, bearing the opinion of such certified public accountants and prepared on a compiled basis in accordance with generally accepted accounting principles, consistently applied together with any so-called management letter;

(b)	from time to time, such financial data and information about Borrower as Bank may reasonably request; and

(c)	any financial data and information about any guarantors of the Obligations as Bank may reasonably request

3.4                  Conduct of Business. The Borrower will maintain its existence in good standing and comply with all laws and regulations of the United States and of any state or states thereof and of any political subdivision thereof, and of any governmental authority which may be applicable to it or to its business; provided that this covenant shall not apply to any tax, assessment or charge which is being contested in good faith and with respect to which reserves have been established and are being maintained.

3.5                  Contact with Accountant. The Borrower hereby authorizes the Bank to directly contact and communicate with any accountant employed by Borrower in connection with the review and/or maintenance of Borrower's books and records or preparation of any financial reports delivered by or at the request of Borrower to Bank.

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3.6                   Taxes. Borrower will promptly pay all real and personal property taxes, assessments and charges and all franchise, income, unemployment, retirement benefits, withholding, sales and other taxes assessed against it or payable by it before delinquent; provided that this covenant shall not apply to any tax assessment or charge which is being contested in good faith and with respect to which reserves have been established and are being maintained.

3.7                   Maintenance. Borrower will keep and maintain its properties, if any, in good repair, working order and condition. Borrower will immediately notify the Bank of any loss or damage to or any occurrence which would adversely affect the value of any such property.

3.8                   Insurance. Borrower will maintain in force property and casualty insurance on any property of the Borrower, if any, against risks customarily insured against by companies engaged in businesses similar to that of the Borrower containing such terms and written by such companies as may be satisfactory to the Bank, such insurance to be payable to the Bank as its interest may appear in the event of loss and to name the Bank as insured pursuant to a standard loss payee clause; no loss shall be adjusted thereunder without the Bank’s approval; and all such policies shall provide that they may not be canceled without first giving at least Thirty (30) days written notice of cancellation to the Bank, In the event that the Borrower fails to provide evidence of such insurance, the Bank may, at its option, secure such insurance and charge the cost thereof to the Borrower. At the option of the Bank, all insurance proceeds received from any loss or damage to any property shall be applied either to the replacement or repair thereof or as a payment on account of the Obligations. From and after the occurrence of an Event of Default, the Bank is authorized to cancel any insurance maintained hereunder and apply any returned or unearned premiums, all of which are hereby assigned to the Bank, as a payment on account of the Obligations.

3.9                   Notification of Default. Immediately upon becoming aware of the existence of any condition or event which constitutes an Event of Default, or any condition or event which would upon notice or lapse of time, or both, constitute an Event of Default, Borrower shall give Bank written notice thereof specifying the nature and duration thereof and the action being or proposed to be taken with respect thereto.

3.10                 Notification of Material Litigation. Borrower will immediately notify the Bank in writing of any litigation or of any investigative proceedings of a governmental agency or authority commenced or threatened against it which would or might be materially adverse to the financial condition of Borrower or any guarantor of the Obligations.

3.11                 Pension Plans. With respect to any pension or benefit plan maintained by Borrower, or to which Borrower contributes (“Plan”), the benefits under which are guarantied, in whole or in part, by the Pension Benefit Guaranty Corporation created by the Employee Retirement Income Security Act of 1974, P.L. 93-406, as amended (“ERISA”) or any governmental authority succeeding to any or all of the functions of the Pension Benefit Guaranty Corporation (“Pension Benefit Guaranty Corporation”), Borrower will (a) fund each Plan as required by the provisions of Section 412 of the Internal Revenue Code of 1986, as amended; (b) cause each Plan to pay all benefits when due; (c) furnish Bank (i) promptly with a copy of any notice of each Plan's termination sent to the Pension Benefit Guaranty Corporation (ii) no later than the date of submission to the Department of Labor or to the Internal Revenue Service, as the case may be, a copy of any request for waiver from the funding standards or extension of the amortization periods required by Section 412 of the Internal Revenue Code of 1986, as amended and (iii) notice of any Reportable Event as such term is defined in ERISA; and (d) subscribe to any contingent liability insurance provided by the Pension Benefit Guaranty Corporation to protect against employer liability upon termination of a guarantied pension plan, if available to Borrower.

4.            NEGATIVE COVENANTS

4.1                   Financial -Covenants. The Borrower will not at any time or during any fiscal period (as applicable) fail to be in compliance with any of the financial covenants in this section.

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(a)	Definitions. The following definitions shall apply to this Section:

(i)           “GAAP” shall mean generally accepted accounting principles in effect from time to time in the United States.

(b)	Minimum Debt Service Coverage Ratio. Meier Management Company, LLC is to maintain a minimum Debt Service Coverage Ratio of 1.20.

(c)	Minimum Fixed Charge Coverage Ratio. Meier Management Company, LLC is to maintain a minimum Fixed Charge Coverage Ratio of 1.25.

4.2                  Sale of Interest. There shall not be any sale or transfer of ownership of any interest in the Borrower without the Bank’s prior written consent.

4.3                  Loans or Advances. Borrower shall not make any loans or advances to any individual, partnership, corporation, limited liability company, trust, or other organization or person, including without limitation its officers and employees; provided, however, that Borrower may make advances to its employees, including its members, officers, with respect to expenses incurred or to be incurred by such employees in the ordinary course of business which expenses are reimbursable by Borrower; and provided further, however, that Borrower may extend credit in the ordinary course of business in accordance with customary trade practices.

4.4                  Investments. The Borrower shall not make investments in, or advances to, any individual, partnership, corporation, limited liability company, trust or other organization or person other than as previously specifically consented to in writing by the Bank. The Borrower will not purchase or otherwise invest in or hold securities, nonoperating real estate or other nonoperating assets or purchase all or substantially all the assets of any entity other than as previously specifically consented to in writing by the Bank.

4.5                  Merger. Borrower shall not merge or consolidate or be merged or consolidated with or into any other entity.

4.6                  Sale of Assets. Borrower shall not sell, lease or otherwise dispose of any of its assets, except in the ordinary and usual course of business and except for the purpose of replacing machinery, equipment or other personal property which, as a consequence of wear, duplication or obsolescence, is no longer used or necessary in the Borrower's business, provided that fair consideration is received therefor; provided, however, in no event shall the Borrower sell, lease or otherwise dispose of any equipment purchased with the proceeds of any loans made by the Bank.

4.7                  Other Business. Borrower shall not engage in any business other than the business in which it is currently engaged or a business reasonably allied thereto.

4.8                  Change of Name, etc. Borrower shall not change its legal name or the State or the type of its formation, without giving the Bank at least 30 days prior written notice thereof.

5.          DEFAULT

5.1                  Default. “Event of Default” shall mean the occurrence of one or more of any of the following events:

(a)	default of any liability, obligation, covenant or undertaking of the Borrower or any guarantor of the Obligations to the Bank, hereunder or otherwise, including, without limitation, failure to pay in full and when due any installment of principal or interest or default of the Borrower or any guarantor of the Obligations under any other Loan Document or any other agreement with the Bank continuing for 30 days with respect to any default (other than with respect to the payment of money for which there is no grace period);

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(b)	failure of the Borrower or any guarantor of the Obligations to maintain aggregate collateral security value satisfactory to the Bank continuing for 30 days;

(c)	default of any material liability, obligation or undertaking of the Borrower or any guarantor of the Obligations to any other party continuing for 30 days;

(d)	if any statement, representation or warranty heretofore, now or hereafter made by the Borrower or any guarantor of the Obligations in connection with this Agreement or in any supporting financial statement of the Borrower or any guarantor of the Obligations shall be determined by the Bank to have been false or misleading in any material respect when made;

(e)	if the Borrower or any guarantor of the Obligations is a corporation, trust, partnership or limited liability company, the liquidation, termination or dissolution of any such organization, or the merger or consolidation of such organization into another entity, or its ceasing to carry on actively its present business or the appointment of a receiver for its property;

(f)	the death of the Borrower or any guarantor of the Obligations and, if the Borrower or any guarantor of the Obligations is a partnership or limited liability company, the death of any partner or member;

(g)	the institution by or against the Borrower or any guarantor of the Obligations of any proceedings under the Bankruptcy Code 11 USC §101 et seq. or any other law in which the Borrower or any guarantor of the Obligations is alleged to be insolvent or unable to pay its debts as they mature, or the making by the Borrower or any guarantor of the Obligations of an assignment for the benefit of creditors or the granting by the Borrower or any guarantor of the Obligations of a trust mortgage for the benefit of creditors;

(h)	the service upon the Bank of a writ in which the Bank is named as trustee of the Borrower or any guarantor of the Obligations;

(i)	a judgment or judgments for the payment of money shall be rendered against the Borrower or any guarantor of the Obligations, and any such judgment shall remain unsatisfied and in effect for any period of thirty (30) consecutive days without a stay of execution;

(j)	any levy, lien (including mechanics lien), seizure, attachment, execution or similar process shall be issued or levied on any of the property of the Borrower or any guarantor of the Obligations;

(k)	the termination or revocation of any guaranty of the Obligations; or

(l)	the occurrence of such a change in the condition or affairs (financial or otherwise) of the Borrower or any guarantor of the Obligations, or the occurrence of any other event or circumstance, such that the Bank, in its sole discretion, deems that it is insecure or that the prospects for timely or full payment or performance of any obligation of the Borrower or any guarantor of the Obligations to the Bank has been or may be impaired.

5.2                  Acceleration. If an Event of Default shall occur, at the election of the Bank, all Obligations shall become immediately due and payable without notice or demand, except with respect to Obligations payable on DEMAND, which shall be due and payable on DEMAND, whether or not an Event of Default has occurred.

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5.3                  Nonexclusive Remedies. All of the Bank's rights and remedies not only under the provisions of this Agreement but also under any other agreement or transaction shall be cumulative and not alternative or exclusive, and may be exercised by the Bank at such time or times and in such order of preference as the Bank in its sole discretion may determine.

6.            MISCELLANEOUS

6.1                  Waivers. The Borrower waives notice of intent to accelerate, notice of acceleration, notice of nonpayment, demand, presentment, protest or notice of protest of the Obligations, and all other notices, consents to any renewals or extensions of time of payment thereof, and generally waives any and all suretyship defenses and defenses in the nature thereof.

6.2                  Waiver of Homestead. To the maximum extent permitted under applicable law, the Borrower hereby waives and terminates any homestead rights and/or exemptions respecting any of its property under the provisions of any applicable homestead laws, including without limitation, Utah Code 78-23-4 and hereby agrees not to file a declaration of homestead under Utah Code 78-23-4.

6.3                  Deposit Collateral. The Borrower hereby grants to the Bank a continuing lien and security interest in any and all deposits or other sums at any time credited by or due from the Bank to the Borrower and any cash, securities, instruments or other property of the Borrower in the possession of the Bank, whether for safekeeping or otherwise, or in transit to or from the Bank (regardless of the reason the Bank had received the same or whether the Bank has conditionally released the same) as security for the full and punctual payment and performance of all of the liabilities and obligations of the Borrower to the Bank and such deposits and other sums may be applied or set off against such liabilities and obligations of the Borrower to the Bank at any time, whether or not such are then due, whether or not demand has been made and whether or not other collateral is then available to the Bank.

6.4                  Indemnification. The Borrower shall indemnify, defend and hold the Bank and its directors, officers, employees, agents and attorneys (each an “Indemnitee”) harmless of and from any claim brought or threatened against any Indemnitee by the Borrower, any guarantor or endorser of the Obligations, or any other person (as well as from reasonable attorneys' fees and expenses in connection therewith) on account of the Bank’s relationship with the Borrower, or any guarantor or endorser of the Obligations (each of which may be defended, compromised, settled or pursued by the Bank with counsel of the Bank’s election, but at the expense of the Borrower), except for any claim arising out of the gross negligence or willful misconduct of the Bank. The within indemnification shall survive payment of the Obligations, and/or any termination, release or discharge executed by the Bank in favor of the Borrower.

6.5                  Costs and Expenses. The Borrower shall pay to the Bank on demand any and all costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements, court costs, litigation and other expenses) incurred or paid by the Bank in establishing, maintaining, protecting or enforcing any of the Bank’s rights or the Obligations, including, without limitation, any and all such costs and expenses incurred or paid by the Bank in defending the Bank's security interest in, title or right to any collateral or in collecting or attempting to collect or enforcing or attempting to enforce payment of any Obligation.

6.6                  Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute but one agreement.

6.7                  Severability. If any provision of this Agreement or portion of such provision or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Agreement (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

6.8                  Complete Agreement. This Agreement and the other Loan Documents constitute the entire agreement and understanding between and among the parties hereto relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings among the parties hereto with respect to such subject matter.

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6.9           Binding Effect of Agreement. This Agreement shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto, and shall remain in full force and effect (and the Bank shall be entitled to rely thereon) until released in writing by the Bank. The Bank may transfer and assign this Agreement and deliver it to the assignee, who shall thereupon have all of the rights of the Bank; and the Bank shall then be relieved and discharged of any responsibility or liability with respect to this Agreement. The Borrower may not assign or transfer any of its rights or obligations under this Agreement. Except as expressly provided herein or in the other Loan Documents, nothing, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

6.10         Further Assurances. Borrower will from time to time execute and deliver to Bank such documents, and take or cause to be taken, all such other or further action, as Bank may request in order to effect and confirm or vest more securely in Bank all rights contemplated by this Agreement and the other Loan Documents (including, without limitation, to correct clerical errors) or to comply with applicable statute or law.

6.11         Amendments and Waivers. This Agreement may be amended and Borrower may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if Borrower shall obtain the Bank’s prior written consent to each such amendment, action or omission to act. No course of dealing and no delay or omission on the part of Bank in exercising any right hereunder shall operate as a waiver of such right or any other right and waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy of Bank on any future occasion.

6.12         Terms of Agreement. This Agreement shall continue in full force and effect so long as any Obligations or obligation of Borrower to Bank shall be outstanding, or the Bank shall have any obligation to extend any financial accommodation hereunder, and is supplementary to each and every other agreement between Borrower and Bank and shall not be so construed as to limit or otherwise derogate from any of the rights or remedies of Bank or any of the liabilities, obligations or undertakings of Borrower under any such agreement, nor shall any contemporaneous or subsequent agreement between Borrower and the Bank be construed to limit or otherwise derogate from any of the rights or remedies of Bank or any of the liabilities, obligations or undertakings of Borrower hereunder, unless such other agreement specifically refers to this Agreement and expressly so provides.

6.13         Notices. Any notices under or pursuant to this Agreement shall be deemed duly received and effective if delivered in hand to any officer or agent of the Borrower or Bank, or if mailed by registered or certified mail, return receipt requested, addressed to the Borrower or Bank at the address set forth in this Agreement or as any party may from time to time designate by written notice to the other party.

6.14         Governing Law. This Agreement shall be governed by the laws of the State of Utah without giving effect to the conflicts of laws principles thereof.

6.15         Reproductions. This Agreement and all documents which have been or may be hereinafter furnished by Borrower to the Bank may be reproduced by the Bank by any photographic, photostatic, microfilm, xerographic or similar process, and any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).

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6.16         Jurisdiction and Venue. Borrower irrevocably submits to the nonexclusive jurisdiction of any Federal or state court sitting in Utah, over any suit, action or proceeding arising out of or relating to this Agreement, Borrower-irrevocably waives, to the fullest extent it may .effectively do so under applicable law, any objection it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that the same has been brought in an inconvenient forum. Borrower hereby consents to any and all process which may be served in any such suit, action or proceeding, (i) by mailing a copy thereof by registered and certified mail, postage prepaid, return receipt requested, to the Borrower's address shown in this Agreement or as notified to the Bank and (ii) by serving the same upon the Borrower in any other manner otherwise permitted by law, and agrees that such service shall in every respect be deemed effective service upon Borrower.

6.17         JURY WAIVER. THE BORROWER AND BANK EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND AFTER AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, (A) WAIVE ANY AND ALL RIGHTS; TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS AGREEMENT, THE OBLIGATIONS, ALL MATTERS CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND (B) AGREE NOT TO SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE, OR HAS NOT BEEN ,WAIVED, THE BORROWER CERTIFIES THAT NEITHER THE BANK NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT IN THE EVENT OF ANY SUCH PROCEEDING SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.

Executed as of February 4, 2013.

Witness:		Borrower:
Meier Management Company, LLC

/s/ Muanda Stumph		By:	/s/ Annette D Meier
Annette D Meier, Manager

Accepted: Proficio Bank

By:	/s/ Brett Smiley
Name: Brett Smiley
Title: VPBusiness Development Officer

Loan Agreement - Obligor 2	© 2013 Medici, a division of Wolters Klumer Financial Services

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Loan No. TBD

LOAN AND SECURITY AGREEMENT

This LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into at Cottonwood Heights, Utah, as of February 4, 2013, between Meier Leasing, LLC, an Utah limited liability company, with its chief executive office located at 2221 N. 3250 W. , Vernal , Utah 84078 (the “Borrower”) and Proficio Bank, a State Chartered Commercial Bank, with an address of 6985 Union Park Center, Suite 150, Cottonwood Heights, Utah 84047 (the “Bank”).

FOR VALUE RECEIVED, and in consideration of the granting by the Bank of financial accommodations to or for the benefit of the Borrower, including without limitation respecting the Obligations (as hereinafter defined), the Borrower represents to and agrees with the Bank, as of the date hereof and as of the date of each loan, credit and/or other financial accommodation, as follows:

1.          THE LOAN

1.1           Loan. Subject to the terms and conditions of this Agreement, the Bank hereby agrees to make a loan to Borrower and Meier Management Company, LLC in the original principal amount of $592,000.00 (the “Loan”). The Loan shall be evidenced by that certain Term Note, of even date herewith (the “Note”) by Borrower and Meier Management Company, LLC in favor of the Bank in the original principal amount of $592,000.00. This Agreement, the Note, and any and all other documents, amendments or renewals executed and delivered in connection with any of the foregoing are collectively hereinafter referred to as the “Loan Documents”.

2.          GRANT OF SECURITY INTEREST

2.1           Grant of Security Interest. In consideration of the Bank’s extending credit and other financial accommodations to or for the benefit of the Borrower, the Borrower hereby grants to the Bank a security interest in, a lien on and pledge and assignment of the Collateral (as hereinafter defined). The security interest granted by this Agreement is given to and shall be held by the Bank as security for the payment and performance of all Obligations, including, without limitation, all amounts outstanding pursuant to the Loan Documents.

2.2           Definitions. The following definitions shall apply:

(a)	“Code” shall mean the Utah Uniform Commercial Code, Section 70A-1-101 et.seq. as amended from time to time.

(b)	“Collateral” shall mean all of the Borrower's present and future right, title and interest in and to any and all of the property described in the following subparagraphs, whether such property be now existing or hereafter created, arising or acquired, and wherever located from time to time:

(i)          Multus 400BBWx2000, Serial Number 152318; CNC Bit Grinding Machine Serial # 201009-001;

(ii)         All proceeds of collateral of every kind and nature in whatever form, including, without limitation, both cash and noncash proceeds resulting or arising from the sale or other disposition by the Borrower of the collateral; and

(iii)          All records and products of and accessions to any of the collateral.

(c)	“Obligation(s)” shall mean, without limitation, all loans, advances, indebtedness, notes, liabilities and amounts, liquidated or unliquidated, owing by the Borrower to the Bank at any time, of each and every kind, nature and description, whether arising under this Agreement or otherwise, and whether secured or unsecured, direct or indirect (that is, whether the same are due directly by the Borrower to the Bank; or are due indirectly by the Borrower to the Bank as endorser, guarantor or other surety, or as borrower of obligations due third persons which have been endorsed or assigned to the Bank, or otherwise), absolute or contingent, due or to become due, now existing or hereafter arising or contracted, including, without limitation, payment when due of all amounts outstanding respecting any of the Loan Documents. Said term shall also include all interest and other charges chargeable to the Borrower or due from the Borrower to the Bank from time to time and all costs and expenses referred to in this Agreement.

(d)	“Person” or “party” shall mean individuals, partnerships, corporations, limited liability companies and all other entities.

All words and terms used in this Agreement other than those specifically defined herein shall have the meanings accorded to them in the Code.

2.3           Ordinary Course of Business. Not Applicable to this loan The Bank hereby authorizes and permits the Borrower to hold, process, sell, use or consume in the manufacture or processing of finished goods, or otherwise dispose of inventory for fair consideration, all in the ordinary course of the Borrower's business, excluding, without limitation, sales to creditors or in bulk or sales or other dispositions occurring under circumstances which would or could create any lien or interest adverse to the Bank's security interest or other right hereunder in the proceeds resulting therefrom. The Bank also hereby authorizes and permits the Borrower to receive from the Debtors all amounts due as proceeds of the Collateral at the Borrower’s own cost and expense, and also liability, if any, subject to the direction and control of the Bank at all times; and the Bank may at any time, without cause or notice, and whether or not an Event of Default has occurred or demand has been made, terminate all or any part of the authority and permission herein or elsewhere in this Agreement granted to the Borrower with reference to the Collateral, and notify Debtors to make all payments due as proceeds of the Collateral to the Bank. Until Bank shall otherwise notify Borrower, all proceeds of and collections of Collateral shall be retained by Borrower and used solely for the ordinary and usual operation of Borrower's business. From and after notice by Bank to Borrower, all proceeds of and collections of the Collateral shall be held in trust by Borrower for Bank and shall not be commingled with Borrower's other funds or deposited in any Bank account of Borrower; and Borrower agrees to deliver to Bank on the dates of receipt thereof by Borrower, duly endorsed to Bank or to bearer, or assigned to Bank, as may be appropriate, all proceeds of the Collateral in the identical form received by Borrower.

2.4           Allowances. Absent an Event of Default the Borrower may grant such allowances or other adjustments to Debtors (exclusive of extending the time for payment of any item which shall not be done without first obtaining the Bank's written consent in each instance) as the Borrower may reasonably deem to accord with sound business practice, including, without limiting the generality of the foregoing, accepting the return of all or any part of the inventory (subject to the provisions set forth in this Agreement with reference to returned inventory).

2.5           Records. The Borrower shall hold its books and records relating to the Collateral segregated from all the Borrower's other books and records in a manner satisfactory to the Bank; and shall deliver to the Bank from time to time promptly at its request all invoices, original documents of title, contracts and any other writings relating thereto; and the Borrower will deliver to the Bank promptly at the Bank’s request from time to time additional copies of any or all of such papers or writings, and such other information with respect to any of the Collateral and such other writings as the Bank may in its sole discretion deem to be necessary or effectual to evidence any loan hereunder or the Bank’s security interest in the Collateral.

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2.6           Legends. The Borrower shall promptly make, stamp or record such entries or legends on the Borrower’s books and records or on any of the Collateral (including, without limitation, chattel paper) as Bank shall request from time to time, to indicate and disclose that Bank has a security interest in such Collateral.

2.7           Inspection. The Bank, or its representatives, at any time and from time to time, shall have the right at the sole cost and expense of Borrower, and the Borrower will permit the Bank and/or its representatives; (a) to examine, check, make copies of or extracts from any of the Borrower's books, records and files (including, without limitation, orders and original correspondence); (b) to perform field exams or otherwise inspect and examine the Collateral and to check, test or appraise the same as to quality, quantity, value and condition; and (c) to Verify the Collateral or any portion or portions thereof or the Borrower's compliance with the provisions of this Agreement.

2.8           Purchase Money Security Interests. To the extent the Borrower uses proceeds of any loans to purchase Collateral, the repayment of such loans shall be on a “first-in-first-out” basis so that the portion of the loan used to purchase a particular item of Collateral shall be repaid in the order in which Borrower purchased such item of Collateral.

2.9           Search Reports. Bank shall receive prior to the date of this Agreement UCC search results under all names used by the Borrower during the prior five (5) years, from each jurisdiction where any Collateral is located, from the State, if any, where the Borrower is organized and registered (as such terms are used in the Code), and the State where the Borrower’s chief executive office is located. The search results shall confirm that the security interest in the Collateral granted Bank hereunder is prior to all other security interests in favor of any other person.

3.          REPRESENTATIONS AND WARRANTIES

3.1           Organization and Qualification. Borrower is a duly organized and validly existing limited liability company under the laws of the State of its formation, with the exact legal name set forth in the first paragraph of this Agreement Borrower is in good standing under the laws of said State, has the power to own its property and conduct its business as now conducted and as currently proposed to be conducted, and is duly qualified to do business under the laws of each state where the nature of the business done or property owned requires such qualification.

3.2           Related Parties. Borrower has no interest in any entities other than those listed on Schedule “A” if any, and the Borrower has never consolidated, merged or acquired substantially all of the assets of any other entity or person other than those listed on Schedule “B”, if any.

3.3           Limited Liability Company Records. Borrower's certificate of organization, articles of organization or other charter document and all amendments thereto have been duly filed and are in proper order. All members of the Borrower are properly reflected on all books and records of the Borrower, including but not limited to its operating agreement, minute books, bylaws and books of account, all of which are accurate and up to date and will be so maintained.

3.4           Title to Properties: Absence of Liens. Borrower has good and clear record and marketable title to all of its properties and assets, and all of its properties and assets including the Collateral are free and clear of all mortgages, liens, pledges, charges, encumbrances and setoffs, other than the security interest therein granted to the Bank and (a) the mortgages, deeds of trust and security interests as set forth on Schedule “C”, if any, and (b) the leases of personal property as set forth on Schedule “D”, if any.

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3.5           Places of Business. Borrower's chief executive office is correctly stated in the preamble to this Agreement, and Borrower shall, during the term of this Agreement, keep the Bank currently and accurately informed in writing of each of its other places of business, and shall not change the location of such chief executive office or open or close, move or change any existing or new place of business without giving the Bank at least thirty (30) days prior written notice thereof.

3.6           Valid Obligations. The execution, delivery and performance of the Loan Documents have been duly authorized by all necessary action and each represents a legal, valid and binding obligation of Borrower and is fully enforceable according to its terms, except as limited by equity or laws relating to the enforcement of creditors' rights.

3.7           Conflicts. There is no provision in Borrower's organizational or charter documents, if any, or in any indenture, contract or agreement to which Borrower is a party which prohibits, limits or restricts the execution, delivery or performance of the Loan Documents.

3.8           Governmental Approvals. The execution, delivery and performance of the Loan Documents does not require any approval of or filing with any governmental agency or authority.

3.9           Litigation, etc. There are no actions, claims or proceedings pending or to the knowledge of Borrower threatened against Borrower which might materially adversely affect the ability of Borrower to conduct its business or to pay or perform the Obligations.

3.10         Financial Statements. The Borrower has furnished to the Bank one or more financial statements each of which fairly presents the condition of the Borrower at the date thereof and the results of the operations of the Borrower for the period indicated, all in conformity with generally accepted accounting principles, consistently applied.

3.11         Title to Collateral. At the date hereof the Borrower is (and as to Collateral that the Borrower may acquire after the date hereof, will be) the lawful owner of the Collateral, and the Collateral and each item thereof is, will be and shall continue to be free of all restrictions, liens, encumbrances or other rights, title or interests (other than the security interest therein granted to the Bank), credits, defenses, recoupments, set-offs or counterclaims whatsoever. The Borrower has and will have full power and authority to grant to the Bank a security interest in the Collateral and the Borrower has not transferred, assigned, sold, pledged, encumbered, subjected to lien or granted any security interest in, and will not transfer, assign, sell, pledge, encumber, subject to lien or grant any security interest in any of the Collateral (or any of the Borrower's right, title or interest therein), to any person other than the Bank. The Collateral is and will be valid and genuine in all respects; and that the Borrower will warrant and defend the Bank’s right to and interest in the Collateral against all claims and demands of all persons whatsoever.

3.12         Location of Collateral. The Borrower will keep all Collateral only at locations specified in this Agreement. The Borrower's chief executive office is correctly stated in this Agreement, and the Borrower shall, during the term of this Agreement, keep the Bank currently and accurately informed in writing of each of its other places of business, and shall not open any new, or close, move or change any existing or new place of business without giving the Bank at least thirty (30) days prior written notice thereof.

3.13         Changes. Since the date of the Financial Statements, there have been no changes in the assets, liabilities, financial condition or business of the Borrower, other than changes in the ordinary course of business, the effect of which have, in the aggregate, been materially adverse.

3.14         Taxes. The Borrower has filed all Federal, state and other tax returns required to be filed (except for such returns for which current and valid extensions have been filed), and all taxes, assessments and other governmental charges due from the Borrower have been fully paid. The Borrower has established on its books reserves adequate for the payment of all Federal, state and other tax liabilities (if any).

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3.15         Use of Proceeds. No portion of any loan is to be used for (i) the purpose of purchasing or carrying any “margin security” or “margin stock” as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. 221 and 224 or (ii) primarily personal, family or household purposes. The Collateral is not used or acquired primarily for personal, family or household purposes.

4.          AFFIRMATIVE COVENANTS

4.1           Payments and Performance. Borrower will duly and punctually pay all Obligations becoming due to the Bank and will duly and punctually perform all Obligations on its part to be done or performed under this Agreement.

4.2           Books and Records; Inspection. Borrower will at all times keep proper books of account in which full, true and correct entries will be made of its transactions in accordance with generally accepted accounting principles, consistently applied and which are, in the opinion of a Certified Public Accountant acceptable to Bank, adequate to determine fairly the financial condition and the results of operations of Borrower. Borrower will at all reasonable times make its books and records available in its offices for inspection, examination and duplication by the Bank and the Bank’s representatives and will permit inspection of the Collateral and all of its properties by the Bank and the Bank’s representatives. Borrower will from time to time furnish the Bank with such information and statements as the Bank may request in its sole discretion with respect to the Obligations or the Bank’s security interest in the Collateral.

4.3           Financial Statements. Borrower will furnish to Bank:

(a)	as soon as available to Borrower, but in any event within 120 days after the close of each fiscal year, a full and complete signed copy of financial statements, prepared by certified public accountants acceptable to Bank, on a combined basis with such other entities designated by the Bank, which shall include a balance sheet of the Borrower, as at the end of such year, and statement of profit and loss of the Borrower reflecting the results of its operations during such year, bearing the opinion of such certified public accountants and prepared on a compiled basis in accordance with generally accepted accounting principles, consistently applied together with any so-called management letter;

(b)	from time to time, such financial data and information about Borrower as Bank may reasonably request; and

(c)	any financial data and information about any guarantors of the Obligations as Bank may reasonably request.

4.4           Conduct of Business. The Borrower will maintain its existence in good standing and comply with all laws and regulations of the United States and of any state or states thereof and of any political subdivision thereof, and of any governmental authority which may be applicable to it or to its business; provided that this covenant shall not apply to any tax, assessment or charge which is being contested in good faith and with respect to which reserves have been established and are being maintained.

4.5           Contact with Accountant. The Borrower hereby authorizes the Bank to directly contact and communicate with any accountant employed by Borrower in connection with the review and/or maintenance of Borrower's books and records or preparation of any financial reports delivered by or at the request of Borrower to Bank.

4.6           Taxes. Borrower will promptly pay all real and personal property taxes, assessments and charges and all franchise, income, unemployment, retirement benefits, withholding, sales and other taxes assessed against it or payable by it before delinquent; provided that this covenant shall not apply to any tax assessment or charge which is being contested in good faith and with respect to which reserves have been established and are being maintained. The Bank may, at its option, from time to time, discharge any taxes, liens or encumbrances of any of the Collateral, and the Borrower will pay to the Bank on demand or the Bank in its sole discretion may charge to the Borrower all amounts so paid or incurred by it.

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4.7           Maintenance.  Borrower will keep and maintain the Collateral and its other properties, if any, in good repair, working order and condition. Borrower will immediately notify the Bank of any loss or damage to or any occurrence which would adversely affect the value of any Collateral. The Bank may, at its option, from time to time, take any other action that the Bank may deem proper to repair, maintain or preserve any of the Collateral, and the Borrower will pay to the Bank on demand or the Bank in its sole discretion may charge to the Borrower all amounts so paid or incurred by it.

4.8           Insurance. Borrower will maintain in force property and casualty insurance on all Collateral and any other property of the Borrower, if any, against risks customarily insured against by companies engaged in businesses similar to that of the Borrower containing such terms and written by such companies as may be satisfactory to the Bank, such insurance to be payable to the Bank as its interest may appear in the event of loss and to name the Bank as insured pursuant to a standard loss payee clause; no loss shall be adjusted thereunder without the Bank’s approval; and all such policies shall provide that they may not be canceled without first giving at least Thirty (30) days written notice of cancellation to the Bank. In the event that the Borrower fails to provide evidence of such insurance, the Bank may, at its option, secure such insurance and charge the cost thereof to the Borrower. At the option of the Bank, all insurance proceeds received from any loss or damage to any of the Collateral shall be applied either to the replacement or repair thereof or as a payment on account of the Obligations. From and after the occurrence of an Event of Default, the Bank is authorized to cancel any insurance maintained hereunder and apply any returned or unearned premiums, all of which are hereby assigned to the Bank, as a payment on account of the Obligations.

4.9           Notification of Default. Immediately upon becoming aware of the existence of any condition or event which constitutes an Event of Default, or any condition or event which would upon notice or lapse of time, or both, constitute an Event of Default, Borrower shall give Bank written notice thereof specifying the nature and duration thereof and the action being or proposed to be taken with respect thereto.

4.10         Notification of Material Litigation. Borrower will immediately notify the Bank in writing of any litigation or of any investigative proceedings of a governmental agency or authority commenced or threatened against it which would or might be materially adverse to the financial condition of Borrower or any guarantor of the Obligations.

4.11         Pension Plans. With respect to any pension or benefit plan maintained by Borrower, or to which Borrower contributes (“Plan”), the benefits under which are guarantied, in whole or in part, by the Pension Benefit Guaranty Corporation created by the Employee Retirement Income Security Act of 1974, P.L. 93-406, as amended (“ERISA”) or any governmental authority succeeding to any or all of the functions of the Pension Benefit Guaranty Corporation (“Pension Benefit Guaranty Corporation”), Borrower will (a) fund each Plan as required by the provisions of Section 412 of the Internal Revenue Code of 1986, as amended; (b) cause each Plan to pay all benefits when due; (c) furnish Bank (i) promptly with a copy of any notice of each Plan’s termination sent to the Pension Benefit Guaranty Corporation (ii) no later than the date of submission to the Department of Labor or to the Internal Revenue Service, as the case may be, a copy of any request for waiver from the funding standards or extension of the amortization periods required by Section 412 of the Internal Revenue Code of 1986, as amended and (iii) notice of any Reportable Event as such term is defined in ERISA; and (d) subscribe to any contingent liability insurance provided by the Pension Benefit Guaranty Corporation to protect against employer liability upon termination of a guarantied pension plan, if available to Borrower.

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5.          NEGATIVE COVENANTS

5.1           Financial Covenants. The Borrower will not at any time or during any fiscal period (as applicable) fail to be in compliance with any of the financial covenants in this section.

(a)	Definitions. The following definitions shall apply to this Section:

(i)          “GAAP” shall mean generally accepted accounting principles in effect from time to time in the United States.

(b)	Minimum Debt Service Coverage Ratio. Meier Leasing, LLC is to maintain a minimum Debt Service Coverage Ratio of 1.20.

(c)	Minimum Fixed Charge Coverage Ratio. Meier Leasing, LLC is to Maintain a minimum Fixed Charge Coverage Ratio of 1.25

5.2           Sale of Interest. There shall not be any sale or transfer of ownership of any interest in the Borrower without the Bank’s prior written consent.

5.3           Loans or Advances. Borrower shall not make any loans or advances to any individual, partnership, corporation, limited liability company, trust, or other organization or person, including without limitation its officers and employees; provided, however, that Borrower may make advances to its employees, including its members, officers, with respect to expenses incurred or to be incurred by such employees in the ordinary course of business which expenses are reimbursable by Borrower; and provided further, however, that Borrower may extend credit in the ordinary course of business in accordance with customary trade practices.

5.4           Investments. The Borrower shall not make investments in, or advances to, any individual, partnership, corporation, limited liability company, trust or other organization or person other than as previously specifically consented to in writing by the Bank. The Borrower will not purchase or otherwise invest in or hold securities, nonoperating real estate or other nonoperating assets or purchase all or substantially all the assets of any entity other than as previously specifically consented to in writing by the Bank.

5.5           Merger. Borrower shall not merge or consolidate or be merged or consolidated with or into any other entity.

5.6           Sale of Assets. Borrower shall not sell, lease or otherwise dispose of any of its assets, except in the ordinary and usual course of business and except for the purpose of replacing machinery, equipment or other personal property which, as a consequence of wear, duplication or obsolescence, is no longer used or necessary in the Borrower’s business, provided that fair consideration is received therefor; provided, however, in no event shall the Borrower sell, lease or otherwise dispose of any equipment purchased with the proceeds of any loans made by the Bank.

5.7           Other Business. Borrower shall not engage in any business other than the business in which it is currently engaged or a business reasonably allied thereto.

5.8           Change of Name, etc. Borrower shall not change its legal name or the State or the type Of its formation, without giving the Bank at least 30 days prior written notice thereof.

6.          DEFAULT

6.1           Default. “Event of Default” shall mean the occurrence of one or more of any of the following events:

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(a)	default of any liability, obligation, covenant or undertaking of the Borrower or any guarantor of the Obligations to the Bank, hereunder or otherwise, including, without limitation, failure to pay in full and when due any installment of principal or interest or default of the Borrower or any guarantor of the Obligations under any other Loan Document or any other agreement with the Bank continuing for 30 days with respect to any default (other than with respect to the payment of money for which there is no grace period);

(b)	failure of the Borrower or any guarantor of the Obligations to maintain aggregate collateral security value satisfactory to the Bank continuing for 30 days;

(c)	default of any material liability, obligation or undertaking of the Borrower or any guarantor of the Obligations to any other party continuing for 30 days;

(d)	if any statement, representation or warranty heretofore, now or hereafter made by the Borrower or any guarantor of the Obligations in connection with this Agreement or in any supporting financial statement of the Borrower or any guarantor of the Obligations shall be determined by the Bank to have been false or misleading in any material respect when made;

(e)	if the Borrower or any guarantor of the Obligations is a corporation, trust, partnership or limited liability company, the liquidation, termination or dissolution of any such organization, or the merger or consolidation of such organization into another entity, or its ceasing to carry on actively its present business or the appointment of a receiver for its property;

(f)	the death of the Borrower or any guarantor of the Obligations and, if the Borrower or any guarantor of the Obligations is a partnership or limited liability company, the death of any partner or member;

(g)	the institution by or against the Borrower or any guarantor of the Obligations of any proceedings under the Bankruptcy Code 11 USC §101 et seq. or any other law in which the Borrower or any guarantor of the Obligations is alleged to be insolvent or unable to pay its debts as they mature, or the making by the Borrower or any guarantor of the Obligations of an assignment for the benefit of creditors or the granting by the Borrower or any guarantor of the Obligations of a trust mortgage for the benefit of creditors;

(h)	the service upon the Bank of a writ in which the Bank is named as trustee of the Borrower or any guarantor of the Obligations;

(i)	a judgment or judgments for the payment of money shall be rendered against the Borrower or any guarantor of the Obligations, and any such judgment shall remain unsatisfied and in effect for any period of thirty (30) consecutive days without a stay of execution;

(i)	any levy, lien (including mechanics lien), seizure, attachment, execution or similar process shall be issued or levied on any of the property of the Borrower or any guarantor of the Obligations;

(k)	the termination or revocation of any guaranty of the Obligations; or

(l)	the occurrence of such a change in the condition or affairs (financial or otherwise) of the Borrower or any guarantor of the Obligations, or the occurrence of any other event or circumstance, such that the Bank, in its sole discretion, deems that it is insecure or that the prospects for timely or full payment or performance of any obligation of the Borrower or any guarantor of the Obligations to the Bank has been or may be impaired.

6.2          Acceleration. If an Event of Default shall occur, at the election of the Bank, all Obligations shall become immediately due and payable without notice or demand, except with respect to Obligations payable on DEMAND, which shall be due and payable on DEMAND, whether or not an Event of Default has occurred.

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The Bank is hereby authorized, at its election, after an Event of Default or after Demand, without any further demand or notice except to such extent as notice may be required by applicable law, to take possession and/or sell or otherwise dispose of all or any of the Collateral at public or private sale; and the Bank may also exercise any and all other rights and remedies of a secured party under the Code or which are otherwise accorded to it in equity or at law, all as Bank may determine, and such exercise of rights in compliance with the requirements of law will not be considered adversely to affect the commercial reasonableness of any sale or other disposition of the Collateral. If notice of a sale or other action by the Bank is required by applicable law, unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Borrower agrees that ten (10) days Written notice to the Borrower, or the shortest period of written notice permitted by such law, whichever is smaller, shall be sufficient notice; and that to the extent permitted by law, the Bank, its officers, attorneys and agents may bid and become purchasers at any such sale, if public, and may purchase at any private sale any of the Collateral that is of a type customarily sold on a recognized market or which is the subject of Widely distributed standard price quotations. Any sale (public or private) shall be without warranty and free from any right of redemption, which the Borrower shall waive and release after default upon the Bank's request therefor, and may be free of any warranties as to the Collateral if Bank shall so decide. No purchaser at any sale (public or private) shall be responsible for the application of the purchase money. Any balance of the net proceeds of sale remaining after paying all Obligations of the Borrower to the Bank shall be returned to such other party as may be legally entitled thereto; and if there is a deficiency, the Borrower shall be responsible for repayment of the same, with interest. Upon demand by the Bank, the Borrower shall assemble the Collateral and make it available to the Bank at a place designated by the Bank which is reasonably convenient to the Bank and the Borrower. The Borrower hereby acknowledges that the Bank has extended credit and other financial accommodations to the Borrower upon reliance of the Borrower's granting the Bank the rights and remedies contained in this Agreement including without limitation the right to take immediate possession of the Collateral upon the occurrence of an Event of Default or after DEMAND with respect to Obligations payable on DEMAND and the Borrower hereby acknowledges that the Bank is entitled to equitable and injunctive relief to enforce any of its rights and remedies hereunder or under the Code and the Borrower hereby waives any defense to such equitable or injunctive relief based upon any allegation of the absence of irreparable harm to the Bank.

The Bank shall not be required to marshal any present or future security for (including but not limited to this Agreement and the Collateral subject to the security interest created hereby), or guarantees of, the Obligations or any of them, or to resort to such security or guarantees in any particular order; and all of its rights hereunder and in respect of such securities and guaranties shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may do so, the Borrower hereby agrees that it will not invoke and irrevocably waives the benefits of any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Bank’s rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or guaranteed. Except as required by applicable law, the Bank shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof,

6.3           Power of Attorney. The Borrower hereby irrevocably constitutes and appoints the Bank as the Borrower’s true and lawful attorney, with full power of substitution, at the sole cost and expense of the Borrower but for the sole benefit of the Bank, upon the occurrence of an Event of Default or after DEMAND with respect to Obligations payable on DEMAND, to convert the Collateral into cash, including, without limitation the sale (either public or private) of all or any portion or portions of the Collateral; to sign and endorse the name of the Borrower on documents of title of the same or different nature relating to the Collateral; to receive as secured party any of the Collateral; or other to sign and file or record on behalf of the Borrower any financing or other statement in order to perfect or protect the Bank’s security interest. The Bank shall not be obliged to do any of the acts or exercise any of the powers hereinabove authorized, but if the Bank elects to do any such act or exercise any such power, it shall not be accountable for more than it actually receives as a result of such exercise of power, and it shall not be responsible to the Borrower except for willful misconduct in bad faith. All powers conferred upon the Bank by this Agreement, being coupled with an interest, shall be irrevocable so long as any Obligation of the Borrower to the Bank shall remain unpaid or the Bank is obligated under this Agreement to extend any credit to the Borrower.

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6.4           Nonexclusive Remedies. All of the Bank’s rights and remedies not only under the provisions of this Agreement but also under any other agreement or transaction shall be cumulative and not alternative or exclusive, and may be exercised by the Bank at such time or times and in such order of preference as the Bank in its sole discretion may determine.

7.          MISCELLANEOUS

7.1           Waivers. The Borrower waives notice of intent to accelerate, notice of acceleration, notice of nonpayment, demand, presentment, protest or notice of protest of the Obligations, and all other notices, consents to any renewals or extensions of time of payment thereof, and generally waives any and all suretyship defenses and defenses in the nature thereof.

7.2           Waiver of Homestead. To the maximum extent permitted under applicable law, the Borrower hereby waives and terminates any homestead rights and/or exemptions respecting any of its property under the provisions of any applicable homestead laws, including without limitation, Utah Code 78-23-4 and hereby agrees not to file a declaration of homestead under Utah Code 78-23-4.

7.3           Deposit Collateral. The Borrower hereby grants to the Bank a continuing lien and security interest in any and all deposits or other sums at any time credited by or due from the Bank to the Borrower and any cash, securities, instruments or other property of the Borrower in the possession of the Bank, whether for safekeeping or otherwise, or in transit to or from the Bank (regardless of the reason the Bank had received the same or whether the Bank has conditionally released the same) as security for the full and punctual payment and performance of all of the liabilities and obligations of the Borrower to the Bank and such deposits and other sums may be applied or set off against such liabilities and obligations of the Borrower to the Bank at any time, whether or not such are then due, whether or not demand has been made and whether or not other collateral is then available to the Bank.

7.4           Indemnification. The Borrower shall indemnify, defend and hold the Bank and its directors, officers, employees, agents and attorneys (each an “Indemnitee”) harmless of and from any claim brought or threatened against any Indemnitee by the Borrower, any guarantor or endorser of the Obligations, or any other person (as well as from reasonable attorneys’ fees and expenses in connection therewith) on account of the Bank’s relationship with the Borrower, or any guarantor or endorser of the Obligations (each of which may be defended, compromised, settled or pursued by the Bank with counsel of the Bank’s election, but at the expense of the Borrower), except for any claim arising out of the gross negligence or willful misconduct of the Bank. The within indemnification shall survive payment of the Obligations, and/or any termination, release or discharge executed by the Bank in favor of the Borrower.

7.5           Costs and Expenses. The Borrower shall pay to the Bank on demand any and all costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements, court costs, litigation and other expenses) incurred or paid by the Bank in establishing, maintaining, protecting or enforcing any of the Bank’s rights or the Obligations, including, without limitation, any and all such costs and expenses incurred or paid by the Bank in defending the Bank’s security interest in, title or right to the Collateral or in collecting or attempting to collect or enforcing or attempting to enforce payment of the Obligations,

7.6           Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute but one agreement.

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7.7           Severability. If any provision of this Agreement or portion of such provision or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Agreement (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

7.8           Complete Agreement. This Agreement and the other Loan Documents constitute the entire agreement and understanding between and among the parties hereto relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings among the parties hereto with respect to such subject matter.

7.9           Binding Effect of Agreement. This Agreement shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto, and shall remain in full force and effect (and the Bank shall be entitled to rely thereon) until released in writing by the Bank. The Bank may transfer and assign this Agreement and deliver the Collateral to the assignee, who shall thereupon have all of the rights of the Bank; and the Bank shall then be relieved and discharged of any responsibility or liability with respect to this Agreement and the Collateral. The Borrower may not assign or transfer any of its rights or obligations under this Agreement. Except as expressly provided herein or in the other Loan Documents, nothing, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

7.10         Further Assurances. Borrower will from time to time execute and deliver to Bank such documents, and take or cause to be taken, all such other or further action, as Bank may request in order to effect and confirm or vest more securely in Bank all rights contemplated by this Agreement and the other Loan Documents (including, without limitation, to correct clerical errors) or to vest more fully in or assure to the Bank the security interest in the Collateral granted to the Bank by this Agreement or to comply with applicable statute or law and to facilitate the collection of the Collateral (including, without limitation, the execution of stock transfer orders and stock powers, endorsement of promissory notes and instruments and notifications to obligors on the Collateral). To the extent permitted by applicable law, Borrower authorizes the Bank to file financing statements, continuation statements or amendments, and any such financing statements, continuation statements or amendments may be filed at any time in any jurisdiction. Bank may at any time and from time to time file financing statements, continuation statements and amendments thereto which contain any information required by the Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether Borrower is an organization, the type of organization and any organization identification number Issued to Borrower. Borrower agrees to furnish any such information to Bank promptly upon request. In addition, Borrower shall at any time and from time to time take such steps as Bank may reasonably request for Bank (i) to obtain an acknowledgment, in form and substance satisfactory to Bank, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for Bank, (ii) to obtain “control” (as defined in the Code) of any Collateral comprised of deposit accounts, electronic chattel paper, letter of credit rights or investment property, with any agreements establishing control to be in form and substance satisfactory to Bank, and (iii) otherwise to insure the continued perfection and priority of Bank’s security interest in any of the Collateral and the preservation of its rights therein. Borrower hereby constitutes Bank its attorney-in-fact to execute, if necessary, and file all filings required or so requested for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, shall be irrevocable until this Agreement terminates in accordance with its terms, all Obligations are irrevocably paid in full and the Collateral is released.

7.11         Amendments and Waivers. This Agreement may be amended and Borrower may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if Borrower shall obtain the Bank’s prior written consent to each such amendment, action or omission to act. No course of dealing and no delay or omission on the part of Bank in exercising any right hereunder shall operate as a waiver of such right or any other right and waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy of Bank on any future occasion.

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7.12         Terms of Agreement. This Agreement shall continue in full force and effect so long as any Obligations or obligation of Borrower to Bank shall be outstanding, or the Bank shall have any obligation to extend any financial accommodation hereunder, and is supplementary to each and every other agreement between Borrower and Bank and shall not be so construed as to limit or otherwise derogate from any of the rights or remedies of Bank or any of the liabilities, obligations or undertakings of Borrower under any such agreement, nor shall any contemporaneous or subsequent agreement between Borrower and the Bank be construed to limit or otherwise derogate from any of the rights or remedies of Bank or any of the liabilities, obligations or undertakings of Borrower hereunder, unless such other agreement specifically refers to this Agreement and expressly so provides.

7.13         Notices. Any notice under or pursuant to this Agreement shall be a signed writing or other authenticated record (within the meaning of Article 9 of the Code). Any notices under or pursuant to this Agreement shall be deemed duly received and effective if delivered in hand to any officer or agent of the Borrower or Bank, or if mailed by registered or certified mail, return receipt requested, addressed to the Borrower or Bank at the address set forth in this Agreement or as any party may from time to time designate by written notice to the other party.

7.14         Governing Law. This Agreement shall be governed by the laws of the State of Utah without giving effect to the conflicts of laws principles thereof.

7.15         Reproductions. This Agreement and all documents which have been or may be hereinafter furnished by Borrower to the Bank may be reproduced by the Bank by any photographic, photostatic, microfilm, xerographic or similar process, and any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).

7.16         Jurisdiction and Venue. Borrower irrevocably submits to the nonexclusive jurisdiction of any Federal or state court sitting in Utah, over any suit, action or proceeding arising out of or relating to this Agreement. Borrower irrevocably waives, to the fullest extent it may effectively do so under applicable law, any objection it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that the same has been brought in an inconvenient forum. Borrower hereby consents to any and all process which may be served in any such suit, action or proceeding, (i) by mailing a copy thereof by registered and certified mail, postage prepaid, return receipt requested, to the Borrower's address shown in this Agreement or as notified to the Bank and (ii) by serving the same upon the Borrower in any other manner otherwise permitted by law, and agrees that such service shall in every respect be deemed effective service upon Borrower.

7.17         JURY WAIVER. THE BORROWER AND BANK EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND AFTER AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, (A) WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS AGREEMENT, THE OBLIGATIONS, ALL MATTERS CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND (B) AGREE NOT TO SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE, OR HAS NOT BEEN, WAIVED. THE BORROWER CERTIFIES THAT NEITHER THE BANK NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT IN THE EVENT OF ANY SUCH PROCEEDING SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.

Executed as of February 4, 2013.

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Witness:		Borrower:
Meier Leasing, LLC

/s/ Miranda Stumph		By:	/s/ Annette D Meier
Annette D Meier, Manager

Accepted: Proficio Bank

By:	/s/ Brett Smiley
Name:	Brett Smiley
Title:	VP Business Development Officer

Loan and Security Agreement - Obligor 1	© 2013 Medici, a division of Wolters Klumer Financial Services

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AGREEMENT TO PROVIDE INSURANCE

Grantor:	Meier Management Company, LLC	Bank:	Proficio Bank
	2221 N. 3250 W.		6985 Union Park Center, Suite 150
	Vernal, Utah 84078		Cottonwood Heights, Utah 84047

Credit Accommodations: That certain Term Note, dated February 4, 2013, by Meier Leasing, LLC and Meier Management Company, LLC in favor of the Bank in the original principal amount of $592,000.00 with a maturity date of February 4, 2020 (the “Note”); and collectively, along with all other agreements, documents, certificates and instruments delivered in connection therewith,(the “Loan Documents”).

Insurance Requirements: Grantor, Meier Leasing, LLC (the “Grantor”), understands that the Loan Documents set forth insurance requirements in connection with the Bank extending the Credit Accommodations to or for the benefit of the Grantor. The following insurance coverage is required on the collateral described below (the “Collateral”):

Collateral:          Okuma Multus B400-W, Serial Number 148243; CNC Bit Grinding Machine Serial # 201009-001

Type:                                   All risks, including fire, theft and liability

Amount:                              Full Insurance Value

Basis:                                  Replacement

Endorsements:                    Lender loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Bank

Comments:                         Proficio Bank (and its successors and assigns) to be named as Loss Payee/Mortgagee and Additional Insured

Latest Delivery Date:         February 4,2013

Insurance Company:          Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Bank.

Insurance Mailing Address:     All documents and other materials relating to Insurance should be mailed, delivered to the following address:

Proficio Bank

6985 Union Park Center Suite 150

Cottonwood Heights, Utah 84047

; Failure to Provide Evidence of Insurance;. Grantor shall deliver to Bank, on or before the delivery date described above, proof of the required insurance. In the event that Grantor fails to provide evidence of the insurance required hereunder, Bank may, at its option, secure such insurance. The cost of any such insurance, at the option of Bank, shall be payable on demand or shall be added to the indebtedness as provided in the Loan Documents. Bank may obtain insurance with different coverage and at higher rates than what Grantor could have obtained and Bank may obtain such insurance from a company other than the one Grantor would choose.

Grantor consents to Bank using or disclosing information regarding the Credit Accomodations, the Collateral, or both, for the purpose of securing or replacing the insurance required hereunder.

THIS AGREEMENT TO PROVIDE INSURANCE IS DATED AS OF February 4, 2013.

Grantor:

Meier Management Company, LLC

By:	/s/ Annette D Meier
Annette D Meier, Manager

NOTICE OF INSURANCE REQUIREMENTS

Grantor:	Meier Management Company, LLC	Bank:	Proficio Bank
	2221 N. 3250 W.		6985 Union Park Center, Suite 150
	Vernal, Utah 84078		Cottonwood Heights, Utah 84047

To:	Attn: Insurance Agent	Date:

Dear Insurance Agent:

Proficio Bank is extending credit accommodations to or for the benefit of Grantor, Meier Leasing, LLC (“Grantor”), which credit accommodations are being secured by the collateral described below. Please send evidence of insurance and any required endorsements on such collateral to Proficio Bank.

Collateral:             Okuma Multus B400-W, Serial Number 148243; CNC Bit Grinding Machine Serial # 201009-001

Type:                                All risks, including fire, theft and liability

Amount:                           Full Insurance Value

Basis:                                Replacement

Endorsements:                  Lender loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Bank

Comments:                       Proficio Bank (and its successors and assigns) to be named as Loss Payee/Mortgagee and Additional Insured

Latest Delivery Date:       February 4, 2013

Grantor:

Meier Management Company, LLC

By:	/s/ Annette D Meier
Annette D Meier, Manager

Return to:

Proficio Bank

6985 Union Park Center

Suite 150

Cottonwood Heights, Utah 84047